Capital Management (Tables)	12 Months Ended
Dec. 31, 2018
Text block1 [abstract]
Debt to Capital Ratios

The Company’s strategy, which is unchanged for the reporting periods, is to maintain a reasonable ratio in order to raise capital with reasonable cost. The debt to capital ratios as of December 31, 2017 and 2018 were as follows:

	As of December 31,
	2017	2018
	NT$	NT$
	(In Thousands)	(In Thousands)
Total liabilities	$181,511,222	$158,199,746
Less: Cash and cash equivalents	(81,674,572)	(83,661,739)

Net debt	99,836,650	74,538,007
Total equity	209,620,998	204,397,483

Total capital	$309,457,648	$278,935,490

Debt to capital ratios	32.26%	26.72%